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                                                                   EXHIBIT 10.45

THIS GUARANTY IS SUBJECT TO AN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 21, 2001, AMONG FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, PETROCON ENGINEERING, INC., AND EQUUS II INCORPORATED, A DELAWARE CORPORATION, ET AL. THIS GUARANTY IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED IN THE INTERCREDITOR AGREEMENT) IN ACCORDANCE WITH, AND TO THE EXTENT SPECIFIED IN, SUCH INTERCREDITOR AGREEMENT AND EACH HOLDER OF THIS GUARANTY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH INTERCREDITOR AGREEMENT.

                                    GUARANTY


     THIS GUARANTY dated as of December 21, 2001, between EACH OF THE UNDERSIGNED, (each, a "Guarantor"), in favor of and for the benefit of EQUUS II INCORPORATED, a Delaware corporation ("Lender").

                                    RECITALS

     A. Pursuant to that certain Settlement Agreement and Plan of Reorganization dated as of July 31, 2001, by and among INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation ("IDS"), PETROCON ENGINEERING, INC., a Texas corporation ("PEI"), PEI ACQUISITION, INC., a Texas corporation, and a wholly owned and indirect subsidiary of IDS ("Sub"), and Lender (the "Settlement Agreement"), Equus has agreed to renew, rearrange and extend $3,000,000 of its existing loan to PEI (the "Loan") as evidenced by that certain Promissory Note from PEI to Lender in the principal amount of $3,000,000 of even date herewith (the "Note").

     B. IDS, IDS Engineering Management LC, a Texas limited liability company ("LC"), Sub, and PEI have entered into that certain Agreement and Plan of Merger on or about July 31, 2001, whereby Sub will merge with and into PEI and PEI will be the surviving corporation (the "Plan of Merger"; PEI as the surviving corporation of the Plan of Merger is the "Successor Corporation").

     C. Successor Corporation is an indirect, wholly owned subsidiary of IDS, IDS Engineering, Inc. and LC (the "Parent Guarantors"). The Parent Guarantors will receive direct and indirect benefits from the Loan in an amount at least equal to the obligations of the Parent Guarantors under this Guaranty, and the proceeds of the Loan will produce direct and indirect financial benefits to the Parent Guarantors.

     D. Thermaire, Inc. d/b/a Thermal Corp., a Texas corporation, Constant Power Manufacturing, Inc., a Texas corporation and Industrial Data Systems, Inc., a Texas corporation are wholly owned subsidiaries of IDS (the "IDS Guarantors"). The IDS Guarantors will receive direct and indirect benefits from the Loan in an amount at least equal to the obligations of the

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IDS Guarantors under this Guaranty, and the proceeds of the Loan will produce direct and indirect financial benefits to the IDS Guarantors.

     E. Triangle Engineers & Constructors, Inc., Petrocon Systems, Inc. Petrocon Technologies, Inc., Petrocon Engineering of Louisiana, Inc., RPM Engineering, Inc., Alliance Engineering Associates, Inc. and Petrocon Construction Resources, Inc. (the "Subsidiary Guarantors") are wholly owned subsidiaries of Successor Corporation. The Subsidiary Guarantors will receive direct and indirect benefits from the Loan in an amount at least equal to the obligations of the Subsidiary Guarantors under this Guaranty, and the proceeds of the Loan will produce direct and indirect financial benefits to the Subsidiary Guarantors.

     F. It is a condition of the Note that Successor Corporation's obligations thereunder be guaranteed by each Guarantor and that the obligations of each Guarantor under the Guaranty be secured by the Security Agreement of even date herewith (the "Security Agreement"), executed by each Guarantor in favor of Lender.

     G. Each Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Successor Corporation subject to the terms and provisions hereof.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to make the Loan, each Guarantor hereby agrees as follows:

SECTION 1.  DEFINITIONS

     1.1 Certain Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings as such terms in the Note and in Appendix A attached hereto.

     1.2  Interpretation.

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Note, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

     2.1 Guaranty of the Guaranteed Obligations. Subject to the provisions of subsection 2.2(a), each Guarantor hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment in full of all Guaranteed Obligations when the same shall become due, whether at stated maturity, by required prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), as amended. The term "Guaranteed Obligations" is used herein in its most

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comprehensive sense and includes any and all obligations of Successor
Corporation now or hereafter made, incurred or created, whether absolute or contingent (including contingent obligations in respect of underwriters of credit or any other guaranty), liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note.

     2.2 Limitation on Amount Guaranteed; Contribution by Each Guarantor. (a) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum principal amount equal to $3,000,000 and a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code, as amended, or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer laws"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer laws (specifically excluding, however, any liabilities of each Guarantor (x) in respect of intercompany indebtedness to Successor Corporation or other subsidiaries or affiliates of Successor Corporation to the extent that such indebtedness would be discharged in an amount equal to the amount paid by each Guarantor hereunder and (y) under any guaranty of Senior Debt which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of each Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer laws) of any rights to subrogation or contribution of each Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among each Guarantor and other subsidiaries or affiliates of Successor Corporation of obligations arising under guaranties by such parties.

     2.3 Liability of Each Guarantor Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. "Payment in full" or "paid in full" means the final and indefeasible payment in full in cash or such other type of payment or satisfaction as Lender may approve. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Lender may enforce this Guaranty upon the occurrence of and during the continuation of an Event of Default under the Note notwithstanding the existence of any dispute between Lender and Successor Corporation with respect to the existence of such Event of Default.

          (c) The obligations of each Guarantor hereunder are independent of the obligations of Successor Corporation under the Note and the obligations of any other guarantor of the obligations of Successor Corporation under the Note, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not

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     any action is brought against Successor Corporation or any of such other guarantors and whether or not Successor Corporation is joined in any such action or actions.

          (d) Any Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge such Guarantor's liability for any portion of the Guaranteed Obligations that has not been paid. Without limiting the generality of the foregoing, if Lender is awarded a judgment in any suit brought to enforce any Guarantor's covenants to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit.

          (e) Subject to the terms of the Note, Lender, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, and from time to time, may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations;
     (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations;
     (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, including, without limitation, any Related Guaranties or any other obligation of any person with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Lender in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, as Lender in its discretion may determine consistent with the Note and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against Successor Corporation or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Note.

          (f) This Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including without limitation the occurrence of any of the following, whether or not each Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Note, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or

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     security for the payment of the Guaranteed Obligations; (ii) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Note; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect unless due to the gross negligence or willful misconduct of Lender; (iv) the application of payments received from any source (other than payments received pursuant to the Note pursuant to this Guaranty, or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations and such payments are applied to such other indebtedness) to the payment of indebtedness other than the Guaranteed Obligations, even though Lender might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) Lender's consent to the change, reorganization or termination of the corporate structure or existence of Successor Corporation or any of its subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; and (vii) any defenses, set-offs or counterclaims which Successor Corporation may allege or assert against Lender in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury, but excluding any defense based upon Lender's gross negligence or willful misconduct.

     2.4 Waivers by Each Guarantor. Each Guarantor hereby waives, for the benefit of Lender:

          (a) any right to require Lender, as a condition of payment or performance by Guarantor, to (i) proceed against Successor Corporation, any other guarantor of the Guaranteed Obligations or any other person, (ii) proceed against or exhaust any security held from Successor Corporation, any other guarantor of the Guaranteed Obligations or any other person,
     (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of Successor Corporation or any other person, or (iv) pursue any other remedy in the power of Lender whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Successor Corporation including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Successor Corporation from any cause other than payment in full of the Guaranteed Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

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          (d) any defense based upon Lender's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct as determined by a court of competent jurisdiction;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder,
     (ii) the benefit of any statute of limitations affecting such Guarantor's liabilities hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto; and

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto.

     2.5 Payment by Each Guarantor: Application of Payments. Subject to the provisions of subsection 2.2(a), each Guarantor hereby agrees in furtherance of the foregoing and not in limitation of any other right which Lender or any other person may have at law or in equity against such Guarantor by virtue hereof, that upon the failure of Successor Corporation to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantor will forthwith pay, or cause to be paid, in cash, to Lender, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Successor Corporation, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Successor Corporation for such interest in any such bankruptcy proceeding) and all other Guaranteed Obligations then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by
Lender:

          First, to the payment of the reasonable costs and expenses of any collection or other realization under this Guaranty and the Security Agreement, including reasonable attorney's fees, and all expenses, liabilities and advances made or incurred by Lender in connection therewith;

          Second, to the payment of all other Guaranteed Obligations; and

          Third, after payment in full of all Guaranteed Obligations, to the payment to each Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

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     2.6  Subrogation.  If any Guarantor shall make any payment pursuant to this
Guaranty, then such Guarantor shall be subrogated to the rights of Lender to receive payments or distributions of assets of Successor Corporation; provided, however, until the Guaranteed Obligations shall have been paid in full, such Guarantor shall withhold exercise of (a) any right of subrogation, (b) any right of contribution such Guarantor may have against any other guarantor of the Guaranteed Obligations, (c) any right to enforce any remedy that Lender now has or may hereafter have against Successor Corporation or (d) any benefit of, and any right to participate in, any security now or hereafter held by Lender. Each Guarantor further agrees that, to the extent the withholding of the exercise of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation such Guarantor may have against Successor Corporation or against any collateral or security, and any rights of contribution Guarantor may have against any other such Guarantor, shall be junior and subordinate to any rights Lender may have against Successor Corporation, to all right, title and interest Lender may have in any such collateral or security, and to any right Lender may have against such other guarantor; provided, however, that such Guarantor may take any action necessary to preserve any right of subrogation or contribution that such Guarantor may have. Lender, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Note or any applicable security agreement.

     2.7 Subordination of Other Obligations of Successor Corporation. Any indebtedness of Successor Corporation now or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, provided prior to an Event of Default, any Guarantor may receive ordinary course or regularly scheduled payments of such indebtedness. Any such indebtedness of Successor Corporation to such Guarantor collected or received by suchGuarantor after an Event of Default has occurred and is continuing shall be held in trust for Lender and shall forthwith be paid over to Lender to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision of this Guaranty.

     2.8 Expenses. Each Guarantor agrees to pay, or cause to be paid, and to save Lender harmless against liability for, any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full.

     2.10 Financial Condition of Successor Corporation. Lender shall have no obligation to disclose or discuss with any Guarantor Lender's assessment of the financial condition of Successor Corporation. Each Guarantor has adequate means to obtain information from

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Successor Corporation on a continuing basis concerning the financial condition of Successor Corporation and its ability to perform its obligations under the Note, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Successor Corporation and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact or thing relating to the business, operations or conditions of Successor Corporation now known or hereafter known by Lender.

     2.11 Rights Cumulative. The rights, powers and remedies given to Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Lender by virtue of any statute or rule of law or in the Note. Any forbearance or failure to exercise, and any delay by any Lender in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.12  Bankruptcy: Post-Petition Interest: Reinstatement of Guaranty.

          (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Lender, commence or join with any other person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Successor Corporation. The obligations of each Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Successor Corporation or by any defense which Successor Corporation may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of each Guarantor and Lender that the Guaranteed Obligations which are guaranteed by each Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Successor Corporation of any portion of such Guaranteed Obligations. Each Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Lender, or allow the claim of Lender in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (c) In the event that all or any portion of the Guaranteed Obligations are paid by Successor Corporation, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Lender

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     as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes under this Guaranty.

     2.13 Notice of Events. As soon as any Guarantor obtains knowledge thereof, and to the extent Successor Corporation had such knowledge, such Guarantor shall give Lender written notice of any condition or event which has resulted or might reasonably be expected to result in (a) a material adverse change in the financial condition of any Guarantor and Successor Corporation, taken as a whole, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Note, or (c) a material breach of, or material noncompliance with, any material term, condition or covenant of any material contract to which any Guarantor or Successor Corporation is a party or by which any Guarantor or Successor Corporation or any Guarantor's or Successor Corporation's property may be bound.

     2.14 Set Off. In addition to any other rights Lender may have under law or in equity, if any amount shall at any time be due and owing by any Guarantor to Lender under this Guaranty from and after the occurrence of an Event of Default and during the continuation thereof, Lender is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of Lender owing to any Guarantor and any other property of any Guarantor held by Lender to or for the credit or the account of any Guarantor against and on account of the Guaranteed Obligations and liabilities of any Guarantor to Lender under this Guaranty. After exercising any right to set off, appropriate or apply any deposits or other indebtedness of such Guarantor, Lender exercising such right shall endeavor to provide notice of such set off, appropriation or application to such Guarantor promptly, but any failure to do so shall not affect the validity of any such set off, appropriation or application.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

     In order to induce Lender to accept this Guaranty and to make the Loan, each Guarantor hereby represents and warrants to Lender that the following statements are true and correct:

     3.1 Corporate Existence. Each Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, has the power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

     3.2 Corporate Power: Authorization: Enforceable Obligations. Each Guarantor has the power, authority and legal right to execute, deliver and perform this Guaranty and the Security Agreement (collectively referred to as the "Guarantor Agreements") and all obligations required under the Guarantor Agreements, each Guarantor has taken all necessary action to authorize the Guarantor Agreements on the terms and conditions of such agreements and to authorize such Guarantor's execution, delivery and performance of the Guarantor Agreements and all obligations required under such agreements. No consent of any other person including,

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without limitation, stockholders and creditors of each Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by any Guarantor in connection with the Guarantor Agreements or the execution, delivery, performance, validity or enforceability of the Guarantor Agreements and the obligations required under such agreements except for (i) such consents which have been validly obtained, or (ii) in the case of any leasehold interest of any Guarantor, such Guarantor has used commercially reasonable efforts to obtain any such consent and the failure of such Guarantor to obtain any such consent is the result of the exercise by a landlord of such landlord's existing contractual right to withhold such consent. The Guarantor Agreements have been, and each instrument or document required in connection with such agreements will be, executed and delivered by a duly authorized officer of such Guarantor, and the Guarantor Agreements constitute, and each instrument or document required in connection therewith when executed and delivered will constitute, the legally valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

     3.3 No Legal Bar to this Guaranty. The execution, delivery and performance of the Guarantor Agreements and the documents or instruments required in connection therewith, and the use of the proceeds of the borrowings under the Note, will not violate any provision of any existing law or regulation binding on any Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on any Guarantor, or the certificate of incorporation or bylaws or certificate of formation or operating agreement of any Guarantor or any securities issued by any Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which any Guarantor is a party or by which any Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of such Guarantor and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     3.4 Benefit to Each Guarantor. Successor Corporation is an indirect subsidiary of IDS, and IDS's board of directors has determined, as evidenced by resolution duly adopted and in full force and effect on the date hereof, that IDS will receive direct and indirect benefit from the transactions contemplated by the Loan in an amount at least equal to the obligations of IDS under this Guaranty, and that the Loan will produce direct and indirect financial benefits to IDS. Therefore, the value of the consideration received and to be received by IDS as a result of IDS's entering into this Guaranty is reasonably worth at least as much as the liability and obligations of IDS hereunder and may reasonably be expected to benefit IDS directly or indirectly.

SECTION 4.  COVENANTS

     4.1 Each Guarantor covenants and agrees that, unless and until all of the Guaranteed Obligations shall have been paid in full, unless Lender shall otherwise consent in writing:

          (a) Corporate Existence, Etc. Each Guarantor shall at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business.

          (b) Compliance with Laws, Etc. Each Guarantor shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon unless such tax, assessment or charge is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and each Guarantor has established such reserve or other appropriate provision, if any, as shall be required in conformity with general accepted accounting principals; provided that each Guarantor shall in any event pay such taxes, assessments and governmental charges not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against any Guarantor as a result of the failure to make such payment.


          (c) Financial Statements. Each Guarantor shall keep, and cause each of its Subsidiaries to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless any Guarantor's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                (i) as soon as available but not later than one hundred twenty
        (120) days after the close of each fiscal year of each Guarantor, unqualified audited financial statements of each Guarantor and its Subsidiaries as of the end of such year, on a Consolidated basis, consisting of a balance sheet, income statement and statement of cash flows, certified by a firm of independent certified public accountants of recognized standing selected by each Guarantor but reasonably acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                (ii) as soon as available but not later than thirty (30) days after the end of each month hereafter, including the last month of each Guarantor's fiscal year, unaudited interim financial statements of each Guarantor and its Subsidiaries as of the end of such month and of the portion of such Guarantor's financial year then elapsed, on a Consolidated basis, consisting of a balance sheet, income statement and statement of cash flows certified by the principal financial officer of Guarantor as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of such Guarantor and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which each Guarantor has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which such Guarantor and/or its Subsidiaries files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;


                (iv) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

                (v) such other data and information (financial and otherwise) as any Guarantor, from time to time, may reasonably request, bearing upon or related to the Collateral or Guarantor's and each of its Subsidiaries' accounts payable, accounts receivable, financial condition or results of operations.

          (d) Projections. Each Guarantor shall, no later than thirty (30) days prior to the end of each fiscal year of such Guarantor, beginning December 31, 2001, deliver to Lender projections of such Guarantor (consisting of Consolidated balance sheets, income statements and cash flow statements, together with appropriate supporting details and underlying assumptions) for the forthcoming fiscal year, month by month, the form of which shall be consistent with those furnished by such Guarantor to Lender prior to the date of this Guaranty.

          (e) Mergers, Consolidations, Acquisitions. No Guarantor shall (i) except for the Merger, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any Person; nor (ii) acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person (provided, however, that notwithstanding clauses (i) and (ii) above, one or more Subsidiaries of any Guarantor may merge with or into such Guarantor or any other Subsidiary of such Guarantor).

          (f) Total Indebtedness. No Guarantor shall create, incur, assume, or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any Indebtedness, except:

                    (i) Senior Debt and Indebtedness permitted by the provisions of the documentation governing the Senior Debt;

                    (ii) Indebtedness of any Guarantor and/or its Subsidiaries which is subordinated to the Guaranteed Obligations in a manner satisfactory to Lender;

                    (iii) Indebtedness evidenced by the Note and any guaranty thereof;

                    (iv) Indebtedness of any Subsidiary of Borrower to Borrower or between any Subsidiary of Borrower;

                    (v) Accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 90 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being Properly Contested;

                    (vi)  Obligations to pay Rentals;

                    (vii)  Permitted Purchase Money Indebtedness;

                    (viii) Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                    (ix) Indebtedness existing on the date hereof and described on Exhibit A hereto, and any extensions, renewals or refinancings thereof so long as (i) the principal amount thereof does not exceed the then outstanding principal amount of the Indebtedness being so extended, renewed or refinanced, and (ii) the amortization of principal on any such refinancings shall be for no shorter period, and for no greater annual amounts, than the original amortization established for such Indebtedness; and

                    (x) contingent obligations under any guarantee by any Guarantor or its Subsidiaries of any of the obligations of any other Subsidiary as lessee under any lease which is otherwise permitted under this Agreement;

                    (xi) Indebtedness constituting deposits to secure the performance of bids, trade contracts (other than for Money Borrowed), leases, statutory obligations, surety and appeal bonds and performance bonds under other obligations of a like nature that are incurred in the ordinary course of business, not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate at any time outstanding;

                    (xii) indemnities arising under agreements entered into by Guarantor or any of its Subsidiaries in the ordinary course of business;

                    (xiii) Indebtedness arising on account of deferred taxes, deferred workers' compensation liabilities, or deferred employee medical liabilities; and

                    (xiv)  Indebtedness not included in paragraphs (i) through
          (xiii) above which does not exceed at any time, in the aggregate, the sum of One Hundred Thousand Dollars ($100,000).

          (g) Affiliate Transactions. No Guarantor shall enter into, or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction with any Affiliate or stockholder except (i) those in existence on the closing date of the Merger and fully disclosed to Lender, or (ii) in the ordinary course of and pursuant to the reasonable requirements of any Guarantor's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Guarantor or such Subsidiary.

          (h) Limitation on Liens. No Guarantor shall create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                    (i) Liens at any time granted in favor of the holders of Senior Debt or their representative;

                    (ii) Liens at any time granted in favor of Lender;

                    (iii) Liens for Taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being Properly Contested;

                    (iv) Liens arising in the ordinary course of its business by operation of law or regulation in favor of materialmen, mechanics, carriers, warehousemen, landlords and similar Persons, but only if (a) payment in respect of any such Lien is not at the time required or (b) the Indebtedness secured by such Lien is being Properly Contested and such Lien does not materially detract from the value of the Property or materially impair the use thereof in the operation of its business;

                    (v) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                    (vi) Liens securing Indebtedness of one of Guarantor's Subsidiaries to Guarantor or another such Subsidiary;

                    (vii)  such other Liens as appear on Exhibit B hereto;

                    (viii) with respect to any real Property of Borrower or any of its Subsidiaries, such other easements or encumbrances or other imperfections of title to the extent they do not materially affect the value of, interfere with the use of, or materially impair the business or operations of, Borrower or any of its Subsidiaries;

                    (ix) Liens permitted by the documentation governing the Senior Debt; and

                    (x) such other Liens as Lender may hereafter approve in writing.

          (i) Distributions. No Guarantor shall declare or make any Distributions, except (i) Distributions to employees of such Guarantor or its Subsidiaries consisting of the purchase of such Guarantor Common Stock upon the termination of the employment of any such employee, and (ii) Distributions consisting of dividends paid-in-kind on the Series A Preferred Stock, .001 par value per share of Guarantor, and (iii) Distributions permitted by the provisions of the documentation governing the Senior Debt.

     4.2 Indemnity. From and after the date hereof and notwithstanding the payment in full of the Guaranteed Obligations and termination of this Guaranty, each Guarantor hereby indemnifies and holds harmless Lender and its predecessors, successors, parents, subsidiaries, affiliates, past and present officers, directors, partners, stockholders, trustees, employees, attorneys, accountants, insurers, consultants, agents and servants (collectively, the "Equus Parties") from any and all liability, damage, cost and expenses incurred (including reasonable attorneys fees) should any Person (other than Gary Coury, Rick Berry or any relative or affiliate of Gary Coury or Rick Berry) assert any claim, demand, action or cause of action of any nature or character, by, through or under, either PEI or Successor Corporation with respect to the matters released pursuant to Section 6.2(a) of that certain Settlement Agreement and Plan of Reorganization, dated July 31, 2001, among PEI, IDS, Sub and Lender (the "Equus Settlement Agreement") or should any PEI Shareholder assert any claim, demand, action or cause of action of any nature or character with respect to the matters released or intended to be released pursuant to Section 6.2(a) of the Equus Settlement Agreement. "PEI Shareholder" means any Person (other than Gary Coury, Rick Berry or any relative or affiliate of Gary Coury or Rick Berry) who owned any capital stock of PEI prior to the Closing Date (as defined in the Plan of Merger).

SECTION 5.  MISCELLANEOUS

     5.1 Survival of Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty.

     5.2 Notices. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile, and unless otherwise expressly provide herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, three days after deposit in the mail, or one day after delivery to an overnight courier or, in the case of a facsimile notice when sent, addressed to the address on the signature pages or to such other addresses as each such party may in writing hereafter indicate.

     5.3 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     5.4 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by any Guarantor therefrom, shall in any event be effective unless in writing and signed by Lender and each Guarantor. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     5.5. Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     5.6 Applicable Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF EACH GUARANTOR AND LENDER HEREUNDER AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

     5.7 Successors and Assigns; Reliance by Lender. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Lender and their respective successors and assigns, including, without limitation, any subsequent holder of all or any part of the Obligations. No Guarantor shall assign this Guaranty nor any of the rights or obligations of any Guarantor hereunder without the prior written consent of Lender. Lender may assign its interest in this Guaranty in whole or in part as part of a sale or other transfer of all or any portion of its interest in the Note (whether by direct transfer, transfer of a participation interest, or otherwise). The terms and provisions of this Guaranty shall inure to the benefit of any assignee or transferee of any interest in the Note, and in the event of such transfer or assignment the rights and privileges herein conferred upon Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     5.8 Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN HARRIS COUNTY, TEXAS AND BY EXECUTION AND DELIVERY OF THIS GUARANTY EACH GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY AND/OR THE NOTE. Each Guarantor hereby agrees that service of process sufficient for personal jurisdiction in any action against such Guarantor in the State of Texas may be made by registered or certified mail, return receipt requested, to each Guarantor in accordance with subsection 5.2, and each Guarantor hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction.

     5.9 Waiver of Trial by Jury. EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, LENDER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, THE SECURITY AGREEMENT OR THE NOTE. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, Lender (i) acknowledges that this waiver is a material inducement for each Guarantor and Lender to enter into a business relationship, that each Guarantor and Lender have already relied on this waiver in entering into this Guaranty and the Security Agreement or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE SECURITY AGREEMENT AND THE NOTE. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

     5.10 No Other Writing. This writing is intended by each Guarantor and Lender as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     5.11 Further Assurances. At any time or from time to time, each Guarantor shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Guaranty.

                            [Signature pages follow]

     IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.

                              INDUSTRIAL DATA SYSTEMS
                              CORPORATION, a Nevada corporation


                              By:
                                  ----------------------------------------
                                        William A. Coskey, President

                              Address:  600 Century Plaza Drive
                                        Building 140
                                        Houston, Texas 77073-6013

                              IDS ENGINEERING, INC.,
                              a Texas corporation


                              By:
                                  ----------------------------------------
                                    William A. Coskey
                                    President and Chief Executive Officer

                              IDS ENGINEERING MANAGEMENT, LC,
                              a Texas limited liability company


                              By:
                                  ----------------------------------------
                                    William A. Coskey
                                    Chief Executive Officer

                              THERMAIRE, INC. d/b/a THERMAL CORP., a Texas corporation


                              By:
                                  ----------------------------------------
                                    William A. Coskey
                                    President and Chief Executive Officer

                              CONSTANT POWER MANUFACTURING, INC., a Texas corporation


                              By:
                                  ----------------------------------------
                                    William A. Coskey
                                    President and Chief Executive Officer

                              INDUSTRIAL DATA SYSTEMS, INC., a Texas corporation


                              By:
                                  ----------------------------------------
                                    William A. Coskey
                                    Chief Executive Officer


                              PETROCON ENGINEERING, INC.,
                              a Texas corporation


                              By:
                                  ----------------------------------------
                                    Michael L. Burrow
                                    President and Chief Executive Officer


                              TRIANGLE ENGINEERS & CONSTRUCTORS,
                              INC., a Texas corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary


                              PETROCON SYSTEMS, INC.,
                              a Texas corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary


                              PETROCON TECHNOLOGIES, INC.,
                              a Texas corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary

                              PETROCON ENGINEERING OF LOUISIANA,
                              INC., a Louisiana corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary

                              R.P.M. ENGINEERING, INC.,
                              a Louisiana corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary


                              ALLIANCE ENGINEERING ASSOCIATES,
                              INC., a Texas corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary


                              PETROCON CONSTRUCTION RESOURCES,
                              INC., a Texas corporation


                              By:
                                  ----------------------------------------
                                    Robert W. Raiford, Secretary

Accepted by:

EQUUS II INCORPORATED,
as Lender


By:
    -------------------------------
    Randall B. Hale, Vice President

Address:  2929 Allen Parkway, 25th Floor
          Houston, Texas 77019

                                  APPENDIX A

                              GENERAL DEFINITIONS


     When used in the Guaranty by and between the Guarantors and Equus II Incorporated, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Affiliate - means, as to any specified Person, any other Person who, directly or indirectly through one or more intermediaries or otherwise, controls, is controlled by or is under common control with the specified Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of capital stock of the Person, by contract, or otherwise).

     Capitalized Lease Obligations - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Collateral - all of the Property and interests in Property described in the Security Agreements of even date herewith in favor of Guarantor, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Guaranteed Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

     Distribution - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

     ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

     GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

     Indebtedness - as applied to a Person means, without duplication: (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and
(iv) in the case of Guarantor or any of its Subsidiaries (without duplication), the Senior Debt and the Guaranteed Obligations.

     Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Guaranty, each Guarantor and its Subsidiaries shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Money Borrowed - means (i) Indebtedness arising from the lending of money by any person to any Guarantor or any of its Subsidiaries, (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to any Guarantor or any of its Subsidiaries, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation;
(iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of any Guarantor or any of its Subsidiaries under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by any Guarantor or any of its Subsidiaries.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of any Guarantor or any of its Subsidiaries incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Guarantor and its Subsidiaries at the time outstanding, does not exceed Two Hundred Thousand Dollars ($200,000). For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

     Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

     Property Contested - in the case of any Indebtedness of any Guarantor or any of its Subsidiaries (including any Taxes) that is not paid as and when due or payable by reason of such Person's bona fide dispute concerning its liability to pay same or concerning the amount thereof, that (i) such Indebtedness and any Liens securing same are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (ii) such Person has established appropriate reserves as shall be required in conformity with GAAP,
(iii) the non-payment of such Indebtedness will not have a material adverse effect and will not result in a forfeiture of any assets of such Person; (iv) no Lien is imposed upon any of such Person's assets with respect to such Indebtedness unless such Lien is at all times junior and subordinate in priority to the Liens in favor of Lender (except only with respect to property taxes that have priority as a matter of applicable state law and Liens securing Senior Debt); (v) if the Indebtedness results from the entry, rendition or issuance against any Guarantor or any of its Subsidiaries or any of their respective assets of a judgment, writ, order or decree, such judgment, writ, order or decree is stayed or bonded pending a timely appeal or other judicial review; and (vi) if such contest is abandoned, settled or determined adversely to such Person, such Person forthwith pays such Indebtedness and all penalties and interest in connection therewith.

     Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other than Senior Debt or the Guaranteed Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than Senior Debt or the Guaranteed Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and
(iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Rentals - payments which a lessee is required to make by the terms of any operating lease.

     Security - shall have the same meaning as in Section 2(l) of the Securities Act of 1933, as amended.

     Taxes - any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including, without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

                                   EXHIBIT A
                             EXISTING INDEBTEDNESS


        HOLDER OF INDEBTEDNESS                    DESCRIPTION OF INDEBTEDNESS                    MATURITY DATE
-----------------------------------------------------------------------------------------------------------------------
Chase Bank of Texas, N.A.                  Mortgage loan on Thermaire, Inc. land and          2-28-02 (balloon of
                                           building--debt to be paid off at closing              $362,432.63)
-----------------------------------------------------------------------------------------------------------------------

         HOLDER OF INDEBTEDNESS                   DESCRIPTION OF INDEBTEDNESS                    MATURITY DATE
-----------------------------------------------------------------------------------------------------------------------

Wall Street Financial, LP                  $190,916.47 owed to Wall Street                    6/30/2002
                                           Financial, LP by Petrocon Engineering,
                                           Inc. pursuant to a finance agreement
                                           dated October 16, 2001, related to
                                           premiums for commercial insurance for the
                                           period from September 30, 2001 to
                                           September 30, 2002.
-----------------------------------------------------------------------------------------------------------------------

Petrocon Arabia, Ltd.                      $937,230.00 Non-Negotiable Subordinated            6/1/2004
                                           Promissory Note from Petrocon Engineering
                                           to Petrocon Arabia, Ltd.  dated March 9,
                                           2000.
-----------------------------------------------------------------------------------------------------------------------

CNA Insurance Companies                    $193,180.56 owed to CNA by Petrocon
                                           pursuant to a finance agreement dated
                                           October 26, 2001 related to premiums for
                                           commercial insurance for the period from
                                           September 30, 2001 to September 30, 2002.
-----------------------------------------------------------------------------------------------------------------------

David Seldford                             Vehicle Financing, Ford F-150                      12/2003
                                           VIN: 1FTZF17241NA28178
-----------------------------------------------------------------------------------------------------------------------
CARLTECH, INC.                             $1,759,881.24 owed to subcontractors on            05/2002
CPW, INC.                                  the ARAMCO project pursuant to Debt
GAS UNLIMITED, INC.                        Restructure Agreement dated August 11,
PETROTECH SERVICES, INC.                   1999
TACI
-----------------------------------------------------------------------------------------------------------------------
ABB AUTOMATION                             $1,435,351.90 owed to equipment supplies           05/2002
YOKOGAWA ELECTRIC CORP.                    on the ARAMCO project pursuant to Debt
                                           Restructure Agreement dated June, 2000.
-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                                PERMITTED LIENS


IDSC and its Subsidiaries have the following capitalized leases:


        LESSEE                  LESSOR                     TERMS OF LEASE            PROPERTY COVERED
----------------------------------------------------------------------------------------------------------------
Thermal                  Citicapital                          60 months                Press Brake
----------------------------------------------------------------------------------------------------------------
Thermal                  Unicapital                           60 months                Flexspander
----------------------------------------------------------------------------------------------------------------
Constant Power           Great American Leasing               60 months                Phone  System
----------------------------------------------------------------------------------------------------------------
Thermal                  CIT Group Equipment                  36 months                Fork Lift
----------------------------------------------------------------------------------------------------------------
Constant Power           ______________                       _____________            CADD Plodder
----------------------------------------------------------------------------------------------------------------


IDSC and its Subsidiaries have the following operating leases:

         LESSEE                LESSOR                   TERMS OF LEASE                    PROPERTY COVERED
-------------------------------------------------------------------------------------------------------------------------
IDS-Eng  Houston           G E Capital                48 Months Eff 09/01             Xerox Printing System
-------------------------------------------------------------------------------------------------------------------------
IDS-Eng  Houston           Panasonic                  48 Months Eff 05/01             Panasonic Copier FP 60552
-------------------------------------------------------------------------------------------------------------------------
IDS-Eng  Houston           G E Capital                48 Months                       Toshiba Copier 5550
-------------------------------------------------------------------------------------------------------------------------
Industrial Data System     G E Capital                36 Months Eff 02/00             Toshiba Copier 6550
-------------------------------------------------------------------------------------------------------------------------
Constant Power Mfg.        Stargel                    36 Months                       Toshiba Copier
-------------------------------------------------------------------------------------------------------------------------


Real Estate Leases:

1. Lease dated August 18, 1997, and all amendments thereto, between 319 Century Plaza Associates, Ltd. and Industrial Data Systems, Inc.
2. Lease dated September 1, 1998, and all amendments thereto, between 600 C.C. Business Park Ltd. and Industrial Data Systems, Inc.
3. Business Park Lease dated September 1, 2000, between Wilshire Square and IDS Engineering, Inc.
4. Master Lease Agreement dated January 3, 2001, between Citicorp Capital and Thermaire, Inc.

Standard Industrial Lease Agreement between Constant Power Manufacturing, Inc. and Houston Industrial Assets, L.P.


                                    FILING JURISDICTION: IOWA SECRETARY OF STATE
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon Construction Resources,                  None of Record
                                        Inc.
--------------------------------------------------------------------------------------------------------------------

                                     FILING JURISDICTION: ILLINOIS SECRETARY OF STATE
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon Construction Resources,                  None of Record
                                        Inc.
--------------------------------------------------------------------------------------------------------------------

                                     FILING JURISDICTION: LOUISIANA STATEWIDE SEARCH
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        AMEC Engineering, Inc.                            None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Barnard & Burke Engineering, Inc.                 None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon Construction Resources,                  None of Record
                                        Inc.
--------------------------------------------------------------------------------------------------------------------
IBM Credit Corporation                  R.P.M. Engineering, Inc.                        IBM Equipment lien
--------------------------------------------------------------------------------------------------------------------
IBM Credit Corporation                  R.P.M. Engineering, Inc.                        IBM Equipment lien
--------------------------------------------------------------------------------------------------------------------

                                   FILING JURISDICTION: CALCASIEU PARISH, LOUISIANA
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon Engineering, Inc.                        None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon Engineering of Louisiana,                None of Record
                                        Inc.
--------------------------------------------------------------------------------------------------------------------

                               FILING JURISDICTION: EAST BATON ROUGE PARISH, LOUISIANA
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        AMEC Engineering, Inc.                            None of Record
--------------------------------------------------------------------------------------------------------------------
                                        Barnard & Burk Engineering, Inc.                  None of Record
--------------------------------------------------------------------------------------------------------------------


                                 FILING JURISDICTION: NORTH DAKOTA SECRETARY OF STATE
--------------------------------------------------------------------------------------------------------------------
Secured Party                                 Debtor                                     Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        AMEC Engineering, Inc.                            None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Barnard & Burk Engineering                        None of Record
--------------------------------------------------------------------------------------------------------------------

                                        R.P.M. Engineering, Inc.                          None of Record
--------------------------------------------------------------------------------------------------------------------

                                    FILING JURISDICTION: TEXAS SECRETARY OF STATE
--------------------------------------------------------------------------------------------------------------------

Secured Party                                         Debtor                              Nature of Lien
--------------------------------------------------------------------------------------------------------------------

Sunbelt National Bank                   Alliance Engineering Associates,         PMSI in custom computer network
                                        Inc. (also Alliance Engineering,                     system.
                                        Inc.)
--------------------------------------------------------------------------------------------------------------------

                                        AMEC Engineering, Inc.                            None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Barnard & Burk Engineering, Inc.                  None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Petrocon of Arabia, Ltd.                          None of Record
--------------------------------------------------------------------------------------------------------------------

Texas Commerce Bank - National          Petrocon Construction Resources,                  1995 Ford F150
 Association                            Inc.
--------------------------------------------------------------------------------------------------------------------

Sanwa Leasing Corp.                     Petrocon Engineering, Inc.                Sharp duplicator and copiers.
--------------------------------------------------------------------------------------------------------------------

Lease Partners, Inc.                    Petrocon Engineering, Inc.               Equipment lease for phone system
--------------------------------------------------------------------------------------------------------------------

Lease Partners, Inc.                    Petrocon Engineering, Inc.            Equipment lease for routers and voice
                                                                                               mail
--------------------------------------------------------------------------------------------------------------------

Sharp Electronic Credit Co.             Petrocon Engineering, Inc.                     Sharp copier systems
--------------------------------------------------------------------------------------------------------------------

Tokai Financial Services, Inc.          Petrocon Engineering, Inc.                     Royal copier systems
--------------------------------------------------------------------------------------------------------------------

Ervin Leasing Company                   Petrocon Engineering, Inc.                       Xerox equipment
--------------------------------------------------------------------------------------------------------------------

Technology Integration Financial        Petrocon Engineering, Inc.              Computer equipment and accessories
 Services, Inc.(Assigned to                                                                under lease
 NationsCredit Commercial Corp.)
--------------------------------------------------------------------------------------------------------------------
                                        Petrocon FSC, Ltd.                                None of Record
--------------------------------------------------------------------------------------------------------------------
                                        R.P.M. Engineering, Inc.                          None of Record
--------------------------------------------------------------------------------------------------------------------




                                     FILING JURISDICTION: HARRIS COUNTY, TEXAS
--------------------------------------------------------------------------------------------------------------------
Secured Party                                  Debtor                                    Nature of Lien
--------------------------------------------------------------------------------------------------------------------

                                        Alliance Engineering, Inc.                        None of Record
--------------------------------------------------------------------------------------------------------------------

                                        Alliance Engineering Associates,                  None of Record
                                        Inc.
--------------------------------------------------------------------------------------------------------------------

Technology Integration Financial        Petrocon Engineering, Inc.              Computer equipment and accessories
 Services, Inc.(Assigned to                                                                under lease
 NationsCredit Commercial Corp.)
--------------------------------------------------------------------------------------------------------------------

                                  FILING JURISDICTION: JEFFERSON COUNTY, TEXAS
--------------------------------------------------------------------------------------------------------------------

Secured Party                                  Debtor                                     Nature of Lien
--------------------------------------------------------------------------------------------------------------------

Technology Integration Financial        Petrocon Engineering, Inc.              Computer equipment and accessories
 Services, Inc. (Assigned to                                                               under lease
 NationsCredit Commercial Corp.)
--------------------------------------------------------------------------------------------------------------------